Exhibit 10.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT
(Golub Capital BDC Funding LLC)

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT, dated as of November 22, 2017 (this “Amendment”), is entered into by and among GOLUB CAPITAL BDC Funding LLC, as the Borrower (the “Borrower”), GOLUB CAPITAL BDC, INC., as the Transferor and the Servicer, the Institutional Lenders identified on the signature pages hereto, WELLS FARGO BANK, N.A., as the Swingline Lender, WELLS FARGO BANK, N.A., as the Collateral Agent, the Account Bank and the Collateral Custodian, and WELLS FARGO BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the above-named parties have entered into that certain Amended and Restated Loan and Servicing Agreement, dated as of December 18, 2014 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Borrower, the Transferor, the Servicer, each of the Conduit Lenders and Institutional Lenders from time to time party thereto, each of the Lender Agents from time to time party thereto, the Administrative Agent, the Swingline Lender, and the Collateral Agent, the Account Bank and the Collateral Custodian; and
WHEREAS, pursuant to and in accordance with Section 11.01 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein.
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions.
Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.
SECTION 2. Amendments.

2.1    The definition of “Maximum Facility Amount” shall be amended by deleting the number “$225,000,000” in its entirety and inserting in lieu thereof “$170,000,000”.
2.2    Section 2.07(f) of the Agreement shall be amended by deleting each of the references to “Section 2.07(b)” in its entirety and inserting in lieu thereof “Section 2.07(e)”.
2.3    Annex A to the Agreement shall be amended in its entirety as follows:

Conduit Lender	Commitment
Institutional Lender	Commitment
Wells Fargo Bank, N.A.	$170,000,000
Total:	$170,000,000

2.4    The cover of the Agreement shall be amended by deleting the number “225,000,000” in its entirety and inserting in lieu thereof “$170,000,000”.
SECTION 3. Payoff and Release of Raymond James Bank, N.A. and NBH Bank.

Upon the payment by the Borrower (including by means of directing the proceeds of Advances from Wells Fargo Bank, N.A. under the Agreement to Raymond James Bank, N.A. and NBH Bank (which application of Advances is expressly consented to by the Lender Agents party hereto) (it being understood that the Borrowing Base calculations for purposes of such Advance shall exclude the Payoff Amount described in this Section 3))) (x) to Raymond James Bank, N.A. in an amount equal to $9,820,565.04 (representing $113,898.38 of interest and $9,706,666.66 of principal) (the “Raymond James Payoff Amount”) in

Exhibit 10.1

accordance with the wire instructions set forth on Exhibit A hereto by 4:00 p.m. on the date hereof (such date, the “Payoff Date”) and (y) to NBH Bank in an amount equal to $8,183,804.21 (representing $94,915.31 of interest and $8,088,888.90 of principal) (the “NBH Bank Payoff Amount” and, together with the Raymond James Payoff Amount, the “Payoff Amounts”) in accordance with the wire instructions set forth on Exhibit A hereto by 4:00 p.m. on the Payoff Date, such Payoff Amounts representing all Yield and Non-Usage Fees accrued through the Payoff Date and all other Obligations (other than unmatured contingent indemnification obligations) owed by the Borrower and all other obligations owed by the Servicer and the Transferor, in each case, to Raymond James Bank, N.A. and NBH Bank under the Agreement and any of the other Transaction Documents, the parties hereto agree that (a) all Obligations owed by the Borrower and other obligations owed by the Servicer and the Transferor, in each case, to Raymond James Bank, N.A. and NBH Bank shall be deemed satisfied in full, and the Commitment of each of Raymond James Bank, N.A. and NBH Bank shall be $0 and (b) excluding those obligations that are specified in the Agreement as surviving termination (such as indemnifications and non-petition covenants), which shall, as so expressly specified, survive without prejudice and remain in full force and effect, neither of Raymond James Bank, N.A. or NBH Bank shall be a party to the Agreement or any of the other Transaction Documents, and all of their respective rights and obligations thereunder shall be terminated and shall be of no further force and effect. For the avoidance of doubt, upon receipt of the Payoff Amount by 4:00 p.m. on the Payoff Date, (i) each of Raymond James Bank, N.A. and NBH Bank shall cease to be a party to the Agreement in any capacity, including, without limitation, as a Lender and as a Lender Agent and (ii) all references to the Lenders and the Lender Agents in the Agreement and any of the other Transaction Documents shall mean and be interpreted accordingly.
SECTION 4. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.
SECTION 5. Representations and Warranties.

The Borrower hereby represents and warrants as of the date of this Amendment as follows:
(a)this Amendment has been duly executed and delivered by it;

(b)this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(c)there is no Event of Default, Unmatured Event of Default (to the knowledge of the Borrower), or Servicer Termination Event that is continuing or would result from entering into this Amendment.

SECTION 6. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment.
SECTION 7. Miscellaneous.
(a)    This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
(b)    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)    This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)    The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)    Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(f)    This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.1

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Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:	GOLUB CAPITAL BDC FUNDING LLC
By: Golub Capital BDC, Inc.,
its designated manager

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer

THE TRANSFEROR AND SERVICER:	GOLUB CAPITAL BDC, INC.
By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer

THE COLLATERAL AGENT, ACCOUNT BANK AND COLLATERAL CUSTODIAN:	WELLS FARGO BANK, N.A.
By: /s/ Philip Dean
Name: Philip Dean
Title: Vice President

[Signatures Continue on the Following Page]

Exhibit 10.1

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.
By: /s/ Beale Pope
Name: Beale Pope
Title: Vice President

INSTITUTIONAL LENDER AND SWINGLINE LENDER:	WELLS FARGO BANK, N.A.
By: /s/ Ben Love
Name: Ben Love
Title: Vice President

[Signatures Continue on the Following Page]

Exhibit 10.1

ACKNOWLEDGED AND AGREED:

RAYMOND JAMES BANK, N.A.

By: /s/ Jason Williams
Name: Jason Williams
Title: Vice President

NBH BANK

By: /s/ Josh Boesen
Name: Josh Boesen
Title: Portfolio Manager

Exhibit 10.1

EXHIBIT A

Wire Instructions

Raymond James Bank, N.A.

Bank Name:        Federal Home Loan Bank of Atlanta
ABA/Routing No.:    0610-0876-6
Account Name:    Raymond James Bank
Account No:        3574100
Attention:        Loan Ops CML
Reference:        Golub Capital BDC Funding LLC

NBH Bank

Bank Name: NBH Bank
City and State: Kansas City, MO 64105
ABA / Routing No.: 101006699
Account No.: 931907
Reference: Golub Capital BDC Funding LLC